SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)	September 29, 2005
Deerfield Triarc Capital Corp.
(Exact name of Registrant as specified in charter)
Maryland	1-32551	20-2008622
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)
8700 West Bryn Mawr Avenue, 12th Floor, Chicago, Illinois		60631
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code	(773) 380-1600

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On September 29, 2005, Deerfield Triarc Capital LLC (“DTC LLC”), a wholly-owned subsidiary of Deerfield Triarc Capital Corp. (the “Company”), completed the issuance and sale in a private placement of $50,000,000 in aggregate principal amount of trust preferred securities (the “ Trust Preferred Securities”) issued by DTC LLC’s wholly-owned subsidiary, Deerfield Triarc Capital Trust I (the “Trust”). The Trust Preferred Securities mature on October 30, 2035 and may be called by the Company at par any time after October 30, 2010. The Trust Preferred Securities require quarterly distributions of interest by the Trust to the holder of the Trust Preferred Securities. Distributions will be payable quarterly at a floating interest rate equal to the London Interbank Offered Rate (“LIBOR”) plus 350 basis points per annum through October 30, 2035. The Trust simultaneously issued 1,550 shares of the Trust’s common securities (the “Common Securities”) to DTC LLC for a purchase price of $1,550,000, which constitutes all of the issued and outstanding common securities of the Trust.

The Trust used the proceeds from the sale of the Trust Preferred Securities together with the proceeds from the sale of the Common Securities to purchase $51,500,000 in aggregate principal amount of unsecured junior subordinated notes due October 30, 2035 issued by DTC LLC (the “Junior Subordinated Notes”). The net proceeds to DTC LLC from the sale of the Junior Subordinated Notes to the Trust will be used for general corporate purposes, including investments consistent with our stated investment strategy.

The Junior Subordinated Notes were issued pursuant to a Junior Subordinated Indenture, dated September 29, 2005 (the “Indenture”), between DTC LLC and JPMorgan Chase Bank, National Association, as trustee. The terms of the Junior Subordinated Notes are substantially the same as the terms of the Trust Preferred Securities. The interest payments on the Junior Subordinated Notes paid by DTC LLC will be used by the Trust to pay the quarterly distributions to the holders of the Trust Preferred Securities. The Indenture permits the Company to redeem the Junior Subordinated Notes (and thus a like amount of the Preferred Trust Securities) on or after October 30, 2010. If the Company redeems any amount of the Junior Subordinated Notes, the Trust must redeem a like amount of the Trust Preferred Securities.

The terms of the Trust Preferred Securities are governed by an Amended and Restated Trust Agreement, dated September 29, 2005 (the “Trust Agreement”), among DTC LLC, as depositor, JPMorgan Chase Bank, National Association, as property trustee, Chase Bank USA, National Association, as Delaware trustee and the Administrative Trustees named therein and the holders from time to time of undivided beneficial interests in the assets of the Trust. Under the terms of the Trust Preferred Securities, an event of default generally occurs upon:

•	non-payment of interest on the Junior Subordinated Notes when it becomes due and payable, and continuance of the default for a period of 30 days;
•	non-payment of the principal of, or any premium on, the Junior Subordinated Notes at their maturity;
•

DTC LLC’s failure to comply with its covenants or certain other provisions of the Indenture, including failure of the Company to maintain a $200 million consolidated net worth, which failure continues for a period of 30 days after DTC LLC receives notice of such failure;

•	a breach of a representation or warranty by DTC LLC or the Company in one of the purchase agreements relating to the sale of the Trust Preferred Securities;
•	non-payment of any distribution on the Trust Preferred Securities when it becomes due and payable, and continuance of the default for a period of 30 days;
•	non-payment of the redemption price of any Trust Preferred Security when it becomes due and payable;
•

the Trustee’s failure to comply in any material respect with any covenants or certain other provisions of the Trust Agreement, which failure continues for a period of 30 days after the Trustees and DTC LLC receive notice of such failure; provided, that, DTC LLC is not utilizing reasonable efforts to replace the defaulting Trustee; or

•	bankruptcy or liquidation of DTC LLC or of the Trust.

In connection with the offering of Trust Preferred Securities, the Company entered into a Parent Guarantee Agreement with JPMorgan Chase Bank, National Association, as guarantee trustee, dated September 29, 2005 (the “Parent Guarantee Agreement”), for the purpose of guaranteeing the payment, after the expiration of any grace or cure period, of any amounts to be paid by DTC LLC under the terms of the Indenture. The obligations of the Company under the Parent Guarantee Agreement constitute unsecured obligations of the Company and rank subordinate and junior to all senior debt of the Company. The Parent Guarantee Agreement will terminate upon the full payment of the redemption price for the Trust Preferred Securities or full payment of the Junior Subordinated Notes upon liquidation of the Trust.

The offering of the Trust Preferred Securities was conducted pursuant to (i) a Purchase Agreement, dated September 29, 2005, among DTC LLC, the Company, the Trust and Taberna Preferred Funding III, Ltd., and (ii) a Purchase Agreement, dated September 29, 2005, among DTC LLC, the Company, the Trust and Bear, Stearns & Co. Inc. (collectively, the “Purchase Agreements”). The preceding discussion is qualified in its entirety by reference to the terms of the Indenture, the Trust Agreement, the Parent Guarantee Agreement and the Purchase Agreements. Copies of the Indenture, the Trust Agreement, the Parent Guarantee Agreement and the Purchase Agreements are attached hereto as Exhibits 4.1, 4.2, 10.1, 10.2, and 10.3 respectively, and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this item is included in Item 1.01 and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On October 4, 2005, the Company issued a press release announcing completion of the offering of Trust Preferred Securities. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits. Exhibits 4.1, 4.2, 10.1, 10.2, and 10.3 are being filed and Exhibit 99.1 is being furnished herewith this Current Report on Form 8-K.

4.1	Junior Subordinated Indenture between Deerfield Triarc Capital LLC and JPMorgan Chase Bank, National Association, as trustee, dated September 29, 2005.
4.2

Amended and Restated Trust Agreement among Deerfield Triarc Capital LLC, JPMorgan Chase Bank, National Association, Chase Bank USA, National Association and the Administrative Trustees named therein, dated September 29, 2005.

10.1	Parent Guarantee Agreement between Deerfield Triarc Capital Corp. and JPMorgan Chase Bank, National Association, as guarantee trustee, dated September 29, 2005.
10.2	Purchase Agreement among Deerfield Triarc Capital LLC, Deerfield Triarc Capital Corp., Deerfield Triarc Capital Trust I and Bear, Stearns & Co. Inc., dated September 29, 2005.
10.3	Purchase Agreement among Deerfield Triarc Capital LLC, Deerfield Triarc Capital Corp., Deerfield Triarc Capital Trust I and Taberna Preferred Funding III, Ltd., dated September 29, 2005.
99.1	Press Release announcing completion of $50 million offering of trust preferred securities, dated October 4, 2005.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2005

DEERFIELD TRIARC CAPITAL CORP.

By:  /s/ Robert E. Armour

Robert E. Armour
Senior Vice President, Chief Financial Officer
and Treasurer

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Exhibit Index

Exhibit No.	Description

4.1	Junior Subordinated Indenture between Deerfield Triarc Capital LLC and JPMorgan Chase Bank, National Association, as trustee, dated September 29, 2005.
4.2

Amended and Restated Trust Agreement among Deerfield Triarc Capital LLC, JPMorgan Chase Bank, National Association, Chase Bank USA, National Association and the Administrative Trustees named therein, dated September 29, 2005.

10.1	Parent Guarantee Agreement between Deerfield Triarc Capital Corp. and JPMorgan Chase Bank, National Association, as guarantee trustee, dated September 29, 2005.
10.2	Purchase Agreement among Deerfield Triarc Capital LLC, Deerfield Triarc Capital Corp., Deerfield Triarc Capital Trust I and Bear, Stearns & Co. Inc., dated September 29, 2005.
10.3	Purchase Agreement among Deerfield Triarc Capital LLC, Deerfield Triarc Capital Corp., Deerfield Triarc Capital Trust I and Taberna Preferred Funding III, Ltd., dated September 29, 2005.
99.1	Press Release announcing completion of $50 million offering of trust preferred securities, dated October 4, 2005.